SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Northern Lights Fund Trust

(Name of Registrant as Specified in Its Charter)

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DEER PARK TOTAL RETURN CREDIT FUND

a series of

Northern Lights Fund Trust

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(631) 490-4300

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [ ], 2025

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Deer Park Total Return Credit Fund (the “Fund”), to be held at the offices of the Trust’s administrator, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 on [ ], 2025 at 10:00 a.m., Eastern Time, for the following purposes:

1.	To approve a new investment advisory agreement ("New Advisory Agreement") by and between the Trust, on behalf of the Fund, and Princeton Fund Advisors, LLC, the current investment adviser to the Fund. No fee increase is proposed.

2.	To approve a new investment sub-advisory agreement (“New Sub-Advisory Agreement”) by and between Princeton Fund Advisors, LLC, and Deer Park Road Management Company, LP, the current sub-adviser to the Fund. No fee increase is proposed.

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [ ], 2025 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [ ], 2025.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed advisory agreement and proposed sub-advisory agreement) and Proxy Voting Ballot are available at www.deerparkfund.com.

By Order of the Board of Trustees

Kevin Wolf

President

[ ], 2025

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

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DEER PARK TOTAL RETURN CREDIT FUND

a series of

Northern Lights Fund Trust

with its principal offices at

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [ ], 2025

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of the Deer Park Total Return Credit Fund (the “Fund”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 on [ ], 2025 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [ ], 2025.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.	To approve a new investment advisory agreement ("New Advisory Agreement") by and between the Trust, on behalf of the Fund, and Princeton Fund Advisors, LLC, the current investment adviser to the Fund. No fee increase is proposed.
2.	To approve a new investment Sub-Advisory agreement (“New Sub-Advisory Agreement”) by and between Princeton Fund Advisors, LLC, and Deer Park Road Management Company, LP, the current sub-adviser to the Fund. No fee increase is proposed.
3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [ ], 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or by calling 1-888-868-9501.

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PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN

THE TRUST AND PRINCETON FUND ADVISORS, LLC

Background and Information

The primary purpose of this proposal is to enable Princeton Fund Advisors, LLC (“Princeton”) to continue to serve as the investment adviser to the Fund. Princeton currently serves as the Fund’s investment adviser pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Current Advisory Agreement”).

Princeton is a limited liability company that is governed by a Board of Managers. Currently Princeton’s Board of Managers is composed of one Manager, Greg Anderson. All management decisions of Princeton are controlled by Mr. Anderson. Under Princeton’s organizational documents, the ability to make management and policy decisions relating to Princeton’s business is solely entrusted to its Board of Managers and the Board of Managers, not shareholders, solely has the ability to add Managers. Shareholders of Princeton do not have the ability to vote for Managers or other corporate actions. Mr. Anderson would like to name four additional individuals to Princeton’s Board of Managers. These individuals are Mark Penske, Jim Dickson, Eric Clarke and G. Mike Mikan. The addition of four Managers to Princeton’s Board of Managers (the “Restructuring”) may be deemed to constitute a change in control of Princeton and therefore an “assignment” of the Current Advisory Agreement for purposes of the Investment Company Act of 1940 (the “1940 Act”). The 1940 Act further states that an assignment of an investment advisory causes the automatic termination of the investment advisory agreement. As a result, the Current Advisory Agreement will automatically terminate by its terms as required by the 1940 Act when the Restructuring occurs.

At a meeting on June 25-26, 2025 (the “Board Meeting”), the Board approved a new investment advisory agreement with Princeton and the Fund (the “New Advisory Agreement”), subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Advisory Agreement be approved by a vote of a majority of the outstanding shares of each Fund. Therefore, shareholders of each Fund are being asked to approve the proposed New Advisory Agreement with Princeton.  Shareholders of each Fund will vote separately with respect to their shares in each Fund.

The terms of the New Advisory Agreement for each Fund are identical in all material respects to those of the Fund’s Current Advisory Agreement.

There will be no changes to any Fund’s investment objectives, principal strategies or risks.

Information about Adviser

Princeton, located at 1580 Lincoln St., Suite 680 Denver, CO 80203, serves as investment adviser to the Fund. Subject to the oversight of the Board, Princeton is responsible for management of the Fund’s investment portfolio through the Fund’s sub-adviser. Princeton is responsible for selecting and managing the sub-adviser and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. Additionally, Princeton is responsible for conducting initial and ongoing independent evaluation of the sub-adviser. Princeton was established in 2011 for the purpose of advising individuals and institutions. As of March 31, 2025, Princeton had approximately $[ ] million in assets under management.

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The Advisory Agreement

Under the terms of the Current Advisory Agreement, as amended, the Adviser is entitled to receive an annual fee from the Fund equal to 1.49% of the Fund’s average daily net assets. For such compensation, Princeton, at its expense, continuously furnishes an investment program for the Fund by selecting and managing the sub-adviser and assuring that investments are made according to the Fund’s investment objective, policies and restrictions, and such policies as the Trustees may determine. The Board of Trustees, consisting solely of Independent Trustees (as defined in the 1940 Act), unanimously approved the Current Advisory Agreement with respect to the Fund, prior to it being amended, at a meeting held on June 27-18, 2024.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement, on behalf of the Fund, with the Adviser. The terms and conditions of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, as amended. The dates of its execution, effectiveness, and termination are changed. If the New Advisory Agreement with Princeton is not approved by the shareholders of the Fund, the Board of Trustees and Princeton will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The effective date of the New Advisory Agreement for the Fund will be the date of the Restructuring. The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by the Fund. In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by the Adviser given to the Fund. In the event the Adviser ceases to manage the Fund, the right of that Fund to use the identifying name of “Princeton” may be withdrawn.

The New Advisory Agreement, like the Current Advisory Agreement, provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Appendix A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning Princeton

The Adviser is a limited liability company organized under the laws of the State of Delaware and located at 1580 Lincoln Street, Suite 680 Denver, CO 80203. The name, title, addresses, and principal occupations of the current principal executive officer and Manager of Princeton is set forth below:

Name and Address*:	Title:	Principal Occupation:
Greg Anderson	Manager and President	Portfolio Managers; Princeton Fund Advisors, LLC (Manager and President)

* Each officer’s address is in care of Princeton, 1580 Lincoln Street, Suite 680 Denver, CO 80203.

For the fiscal year ended September 30, 2024, under the Current Advisory Agreement and subject to an expense limitation agreement between Princeton and the Trust, Princeton received management fees after waiver or recapture of $8,731,985.

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Evaluation by the Board of Trustees

At the Board Meeting, the Board deliberated whether to approve the New Advisory Agreement with the Adviser. The Trustees relied upon the advice of independent legal counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The Trustees’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Agreements. The following summarizes the Trustees’ review process and the information on which their conclusions were based:

Nature, Extent and Quality of Service. The Trustees observed that Princeton was founded in 2011 with approximately $854 million in assets under management (“AUM”). The Trustees acknowledged that Princeton researches and evaluates liquid alternative strategies and managers whose strategy can meet the requirements of a mutual fund or be modified to meet the requirements of a mutual fund to be made available for investors looking for non-traditional investment options. They noted that Princeton develops its own alternative strategies to meet mutual fund standards when it determines there is a demand for such strategy. The Trustees reviewed the education and financial industry experience of the investment personnel responsible for servicing the Fund. They noted that Princeton’s Chief Executive Officer had retired in the prior year and one of the compliance officers had been replaced with an experienced financial professional. The Trustees stated that they believed these changes did not have any negative effect on Princeton’s services. The Trustees expressed their satisfaction with Princeton’s intention to continue its current focus on risk management. They discussed Princeton’s process for monitoring compliance with each Fund’s investment limitations, by reviewing diversification and liquidity requirements, and maintaining and reviewing a compliance tracking system of items. The Trustees noted that Princeton selected broker-dealers based on its best execution policy with a focus on certain factors including, but not limited to, execution efficiency and timing, the viability of the broker-dealer and responsiveness. They considered Princeton’s cyber-security protocols and its use of a third-party service provider to monitor its technology infrastructure. They noted that Princeton reported no cyber security incidents in the past year, or any material enhances in its program, but Princeton carries cybersecurity insurances and has policies to cover protocols for employee cyber training, dual authentication, frequent password changes, incoming and outgoing email, and anti-virus software. The Trustees noted that Princeton does not utilize artificial intelligence in its investment process. The Trustees acknowledged that the Securities and Exchange Commission had issued a deficiency letter to Princeton in September 2024 related to a private fund it manages and unrelated to its mutual funds, which was addressed by Princeton. They further noted Princeton had no material compliance issues or litigation issues since the previous advisory agreement approval. The Trustees concluded that they expect Princeton to continue providing high quality services to the Funds and their shareholders.

Performance. The Trustees noted that the Fund has approximately $122 million in AUM, with a decrease of approximately $185 million from the prior year. They further noted that the Fund had a one-star fund rating by Morningstar. The Trustees acknowledged the Fund has a 3.44% compounded annual growth rate. The Trustees concluded the Fund is being managed according to its prospectus and Princeton should be retained for the Fund.

Fees and Expenses. The Trustees noted that the advisory fee of 1.49% ranked the highest in the Broadridge generated peer group. They further noted in a peer group selected by Princeton which included some of the same funds, its advisory fee was the second highest in the peer group. The Trustees acknowledged that due to the uniqueness of the Fund’s investment strategy, Princeton does

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not believe the peer group is an ideal comparison to the Fund. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether Princeton had realized economies of scale in connection with its management of the Fund. The Trustees noted that Princeton did not have breakpoints in its advisory fee for the Fund. The Trustees agreed that in light of the expense limitation agreements in place and Princeton’s perceived capacity limitations on the potential size of the Fund, the absence of breakpoints was acceptable.

Profitability. The Trustees reviewed the information provided by Princeton regarding the profitability analysis in terms of absolute dollars and as a percentage of revenue, with respect to its management of the Fund. They considered that the Fund was profitable. The Trustees agreed that Princeton’s profitability with respect to the Fund was not excessive.

Conclusion. Having requested and received such information from Princeton as the Trustees believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, and as assisted by the advice of legal counsel, the Trustees concluded that approval of the continuation of the New Advisory Agreement was in the best interests of shareholders of the Funds.

As a result of their considerations, the Board of Trustees determined that the proposed New Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board of Trustees unanimously approved the New Advisory Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees of the Trust recommends that shareholders of each Fund vote “FOR” approval of the New Advisory Agreement.

PROPOSAL II

APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN PRINCETON FUND ADVISORS, LLC AND DEER PARK ROAD MANAGEMENT COMPANY, LP.

The primary purpose of this proposal is to enable Deer Park Road Management Company, LP (“Deer Park”) to continue to serve as the investment sub-adviser to the Fund. Deer Park has served as the Fund’s investment sub-adviser since the Fund commenced operations pursuant to an investment subadvisory agreement between Deer Park and Princeton (the “Current Sub-Advisory Agreement”).

As a result of the termination of the Fund’s Current Advisory Agreement as discussed in the previous section entitled Proposal I, the Current Sub-Advisory Agreement will also terminate by its own terms.

At the Board Meeting, the Board approved a new investment sub-advisory agreement (the “New Advisory Agreement”), subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Sub-Advisory Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, shareholders of the Fund are being asked to approve the proposed New Sub-Advisory Agreement.

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The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreement. The dates of its execution, effectiveness, and termination are changed.

Information about Sub-Adviser

Deer Park, located at 1195 Bangtail Way, Steamboat Springs, CO 80487, is a Delaware limited partnership and serves as the sub-adviser to the Fund. Deer Park is beneficially owned and controlled by Michael Craig-Scheckman and Scott Burg, Co-Portfolio Managers, along with Brad Craig, Chief Operating Officer of Deer Park. Deer Park was formed in 2015 for the purpose of advising individuals and institutions. Its predecessor firm, Deer Park Corporation, was established in 2003. Deer Park is focused primarily on investing in real estate securities and asset backed fixed-income securities for both high net worth individuals, institutional investors, and registered funds. As of March 31, 2025, Deer Park had approximately $[ ] billion in assets under management.

The Sub-Advisory Agreements

The New Sub-Advisory Agreement and Current Sub-Advisory Agreement (collectively, the “Sub-Advisory Agreements”) provide that Deer Park will regularly provide investment research, advice, management and supervision, shall continuously furnish an investment program for the Fund and place all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Board may determine. As compensation for these services, under the Sub-Advisory Agreement, Deer Park is entitled to receive, on a monthly basis, an allocation of the “net advisory fee’ received by Princeton in its role as investment adviser to the Fund. The “Net Advisory Fee”, which is the amount of the Advisory Fee minus (i) any fee waiver, and (ii) any other expenses agreed to by the parties, shall be allocated for each month, as follows: (A) first 70% to the Subadviser and 30% to the Adviser until the amount allocated to the Adviser is equal to .40% per annum of the Fund’s average net assets for such month; (B) second, 100% to the Subadviser until the amount allocated to the Subadviser under clauses (A) and (B) is equal to 1.15% per annum of the Fund’s average net assets for such month; (C) third, 100% to the Adviser until the amount allocated to the Adviser under clauses (A) and (C) is equal to 0.49% per annum of the Fund’s average net assets for such month; and (D) fourth, any remaining amount 70% to the Subadviser and 30% to the Adviser.

The effective date of the New Sub-Advisory Agreement for the Fund will be the date of the Restructuring. The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by the Fund. In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by the Adviser given to the Fund. In the event the Adviser ceases to manage the Fund, the right of that Fund to use the identifying name of “Deer Park” may be withdrawn.

The New Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, provides that Deer Park shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Sub-Advisory Agreement is attached as Appendix B. You should read the New Sub-Advisory Agreement. The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

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Information Concerning Deer Park

Deer Park is a limited liability company organized under the laws of the State of Delaware and located at 1195 Bangtail Way Steamboat Springs, CO 80487 The names, titles, addresses, and principal occupations of the current principal executive officer and each manager of Deer Park are set forth below:

Name and Address*:	Title:	Principal Occupation:
Michael Craig-Scheckman	CEO	Same
Megan Redfern	CFO	Same
Scott Burg	CIO	Same
Joseph Schwab	CCO	Same
Bradley Craig	COO	Same

* Each officer address is in care of 1195 Bangtail Way Steamboat Springs, CO 80487.

Evaluation by the Board of Trustees

At the Board Meeting, the Board deliberated whether to approve the New Sub-Advisory Agreement with the Adviser. The Trustees relied upon the advice of independent counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Sub-Advisory Agreement and the weight to be given to each such factor. The Trustees’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Agreements. The following summarizes the Trustees’ review process and the information on which their conclusions were based:

Nature, Extent and Quality of Service. The Trustees observed that Deer Park was founded in 2003 and with approximately $2.8 billion in assets under management (“AUM”). They further noted that Deer Park provides asset management services with strategies in the structured credit space. The Trustees reviewed the education and financial industry experience of the investment personnel that would be responsible for the sub-advisory services provided to the Fund. The Trustees noted that Deer Park utilizes a fundamental approach in selecting mortgage-backed/asset-backed securities for the Fund, identifying attractive, discounted shorter-duration investment opportunities with high cash flow, looking to capitalize on valuation differences between intrinsic value and market value. The Trustees further noted that Deer Park uses a valuation model to select securities with a high probability of being undervalued taking into consideration a variety of factors. The Trustees acknowledged that Deer Park carries cybersecurity insurance, had no cybersecurity incidents over the past year, hired an in-house IT director to oversee cybersecurity policies and procedures, and has updated its Written Information Security Policy Business, Continuity Plan, and Incident Response Plan over the last year. The Trustees noted that Deer Park does not utilize artificial intelligence in its investment process. They further noted Deer Park had represented that it did not have any material compliance issues or litigations since the previous sub-advisory contract approval. The Trustees recognized that Deer Park is a leading provider of analytical services in the structured mortgage products with an experienced team with industry depth and access to resources that help execute the investment process. The Trustees concluded that Deer Park is well suited to manage the Fund’s investment strategy and expects them to continue providing quality services to the Fund.

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Performance. The Trustees reviewed performance information for the Fund, noting that the Fund had underperformed its benchmark for the 1-year and 3-year periods but had outperformed the benchmark for the 5-year and since inception periods. After a discussion, the Trustees concluded that the Fund is being managed according to its prospectus and that the Fund’s performance was not unreasonable.

Fees and Expenses. The Trustees noted that Deer Park was paid a fee by the Adviser equal to a percent of the net advisory fee earned by the Adviser after taking into account the impact of the expense limitation agreement on the advisory fee paid to the Adviser. They considered that the allocation to Deer Park is adjusted based on a formula agreed to by the parties. The Trustees also considered the fees currently charged by Deer Park to several manage private funds.  The Trustees concluded that the Fund’s sub-advisory fee was not unreasonable.

Economies of Scale. The Trustees evaluated whether Deer Park had achieved economies of scale with respect to the management of the Fund but agreed that economies of scale was primarily an adviser-level issue which should consider the overall advisory agreement and the impact of the sub-advisory expense.

Profitability. The Trustees reviewed the information provided by Deer Park regarding its profitability analysis in terms of absolute dollars and as a percentage of the sub-advisory fee revenue, with respect to its providing investment sub-advisory services to the Fund. After a discussion, the Trustees agreed that Deer Park’s profitability with respect to the Fund was not excessive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the advisory fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Fund. The Trustees further concluded that the Advisory Agreement and related transaction meet the requirements of Section 15 of the 1940 Act such that there will be no unfair burden on the Fund or shareholders, and that the Board will remain at least 75% independent.

As a result of their considerations, the Board of Trustees determined that the proposed New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board of Trustees unanimously approved the New Sub-Advisory Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees of the Trust recommends that shareholders of the Fund vote “FOR” approval of the New Sub-Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a non-diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund currently retains Princeton as Fund manager and investment adviser and

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Deer Park serves as a sub-adviser to the Fund. Northern Lights Distributors, LLC, located at 4221 North 203 Street, Suite 100, Elkhorn, NE 68022, serves as principal underwriter and distributor of the Fund. Ultimus Fund Services, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, provides the Fund with transfer agent, accounting, and administrative services.  Northern Lights Compliance Services, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, provides the Fund with the services of a chief compliance officer and supporting compliance services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the proposed New Advisory Agreement, the proposed New Sub-Advisory Agreement, and, at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were the number of shares of beneficial interest of the Fund issued and outstanding as set forth below:

Fund	Shares Issued and Outstanding
Deer Park Total Return Credit Fund	[ ]

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1 and Proposal 2. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Advisory Agreement and New Sub-Advisory Agreement with respect to the Fund. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Advisory Agreement and New Sub-Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Security Ownership of Management AND
Certain Beneficial Owners

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares

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of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

The record owners of more than 5% of the outstanding shares of the Fund on the Record Date are listed in the following table.

[Ultimus to provide]

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required. Any shareholder proposal should be sent to [Stephanie Shearer., Secretary, Northern Lights Fund Trust], 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.8.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies. The Trust has engaged [ ], a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor for solicitation services are approximately $[ ]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Princeton. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Princeton will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Princeton may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

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If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at (631) 490-4300, or write the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [ ], 2025

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed advisory agreement and proposed sub-advisory agreement), and Proxy Card are available at www.deerpark.com.

BY ORDER OF THE BOARD OF TRUSTEES

Kevin Wolf, President

Dated [ ], 2025

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

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Appendix A

[INSERT ADVISORY AGREEMENT]

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Appendix B

[INSERT SUB-ADVISORY AGREEMENT]

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Northern Lights Fund Trust

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

DEER PARK TOTAL RETURN CREDIT FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [ ], 2025

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints [Kevin E. Wolf, Timothy Burdick and Stephanie Shearer] each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust (the “Trust”) to be held at the offices of the Trust’s administrator, [225 Pictoria Drive, Suite 450, Cincinnati, OH 45246] on [ ], 2025 at [10:00 a.m., Eastern time], and at any and all adjournments thereof, all shares of beneficial interest of the Deer Park Total Return Credit Fund (the “Fund”), on the proposals set forth regarding the approval of: (i) a new investment advisory agreement between the Trust, on behalf of the Fund, and Princeton Fund Advisors, LLC, (ii) the new sub-advisory agreement between Princeton Fund Advisors, LLC and Deer Park Road Management Company, LP and (iii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (i) THE INVESTMENT ADVISORY AGREEMENT AND (ii) IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________ Signature                                Date

_______________________________________

Signature of Joint Shareholder Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

	FOR	AGAINST	ABSTAIN
1. To approve a new Investment advisory agreement between the Trust, on behalf of the Fund, and Princeton Fund Advisors, LLC	□	□	□
2. To approve a new Investment sub-advisory agreement between Princeton Fund Advisors, LLC and Deer Park Road Management Company, LP	□	□	□

______________________________________________________________

A copy of the Proxy Statement and sample Proxy Ballot are available online at: www.deerpark.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

 “Scanner Bar Code”

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